(4) July 3, 2000
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Commissioners:


 We have read the statements made by the below-noted Funds
 (copy attached), which we understand will be filed with the
 Commission, pursuant to Item 77K of Form N-SAR, as part of
 each of the below-noted Fund's Form N-SAR for the period
 ending subsequent to the date of this letter. We agree with the statements concerning our Firm to be included in such Form
 N-SARs.

                           Commission Fund          File
Number

Active Assets California Tax-Free Trust             33-41685
Active Assets Institutional Money Trust             333-
91725
Active Assets Government Securities Trust           2-71558
Active Assets Money Trust
2-71560
Active Assets Premier Money Trust                   333-
91727
Active Assets Tax-Free Trust
2-71559
Morgan Stanley Dean Witter Aggressive Equity Fund
333-39579 Morgan Stanley Dean Witter 21st Century
Trend Fund  33388703 Morgan Stanley Dean Witter
American Opportunities Fund2-66269 Morgan Stanley
Dean Witter Balanced Growth Fund 33-56853 Morgan
Stanley Dean Witter Balanced Income Fund   356851
Morgan Stanley Dean Witter California Insured
Municipal Income Trust         33-54606
Morgan Stanley Dean Witter California Quality
Municipal Securities           33-59282
Morgan Stanley Dean Witter California Tax-Free
Daily Income Trust             33-21803
Morgan Stanley Dean Witter California Tax-Free
Income Fund 2 91103
Morgan Stanley Dean Witter Capital Growth
Securities33-32519 Morgan Stanley Dean Witter
Competitive Edge Fund  333-38297 Morgan Stanley
Dean Witter Convertible Securities Trust  297963
Morgan Stanley Dean Witter Developing Growth
Securities
Trust 2-81151

                           Commission Fund          File
Number
Morgan Stanley Dean Witter Diversified Income
Trust 33-44782 Morgan Stanley Dean Witter
Dividend Growth Securities Inc. 2 70423
Morgan Stanley Dean Witter Equity Fund              333-
49585
Morgan Stanley Dean Witter European Growth Fund
Inc.  3333530 Morgan Stanley Dean Witter Federal
Securities Trust 3310363 Morgan Stanley Dean
Witter Financial Services Trust 333-16177 Morgan
Stanley Dean Witter Fund of Funds
333-30765
Morgan Stanley Dean Witter Global Dividend Growth
Securities 33-59004
Morgan Stanley Dean Witter Global Utilities Fund
33-50907 Morgan Stanley Dean Witter Government
Income Trust  33-18699 Morgan Stanley Dean Witter
Growth Fund                                       33-45450
Morgan Stanley Dean Witter Hawaii Municipal Trust
33-58175 Morgan Stanley Dean Witter Health
Science Trust   33-48189 Morgan Stanley Dean
Witter High Income Advantage Trust   33 15361
Morgan Stanley Dean Witter High Income Advantage
Trust II 3323013
Morgan Stanley Dean Witter High Income Advantage
Trust III 3325764
Morgan Stanley Dean Witter High Yield Securities
Inc.    2 64782
Morgan Stanley Dean Witter Income Builder Fund    333-01995
Morgan Stanley Dean Witter Income Securities Inc.
2-46859 Morgan Stanley Dean Witter Information
Fund
33-87472
Morgan Stanley Dean Witter Insured California
Municipal Securities           33-50713
Morgan Stanley Dean Witter Insured Municipal Bond
Trust  33 33631
Morgan Stanley Dean Witter Insured Municipal
Income Trust 3346371
Morgan Stanley Dean Witter Insured Municipal
Securities  33 50663
Morgan Stanley Dean Witter Insured Municipal
Trust  33-43096 Morgan Stanley Dean Witter
Intermediate Income Securities33 24245
Morgan Stanley Dean Witter International Fund     333-66203
Morgan Stanley Dean Witter International SmallCap
Fund   33 53295
Morgan Stanley Dean Witter Japan Fund               333-
00437
Morgan Stanley Dean Witter Latin American Growth
Fund 3346515 Morgan Stanley Dean Witter Limited
Term Municipal Trust  3362158
Morgan Stanley Dean Witter Liquid Asset Fund Inc.
                                                2-
                                                5
                                                3
                                                8
                                                5
                                                6
                                                C
                                                o
                                                m
                                                m
                                                i
                                                s
                                                s
                                                i
                                                o
                                                n
                           Fund                     File
Number

Morgan Stanley Dean Witter Market Leader Trust    333-15813
Morgan Stanley Dean Witter Mid-Cap Dividend
Growth Securities 333-43135
Morgan Stanley Dean Witter Mid-Cap Equity Trust
33-63685 Morgan Stanley Dean Witter Municipal
Income Opportunities Trust 33-22764
Morgan Stanley Dean Witter Municipal Income
Opportunities Trust II         33-27712
Morgan Stanley Dean Witter Municipal Income
Opportunities Trust III        33-33598
Morgan Stanley Dean Witter Municipal Income Trust
33-15283 Morgan Stanley Dean Witter Municipal
Income Trust II  3320697
Morgan Stanley Dean Witter Municipal Income Trust
III 3329765 Morgan Stanley Dean Witter Municipal
Premium Income Trust3325605
Morgan Stanley Dean Witter Natural Resource
Development Securities Inc.2-70421
Morgan Stanley Dean Witter New Discoveries Fund
333-37936 Morgan Stanley Dean Witter New York
Municipal Money Market Trust
33-32763
Morgan Stanley Dean Witter New York Quality
Municipal Securities           33-59248
Morgan Stanley Dean Witter New York Tax-Free
Income Fund 2 95664
Morgan Stanley Dean Witter Next Generation Trust
333-82729
Morgan Stanley Dean Witter North American
Government Income Trust        33-46049
Morgan Stanley Dean Witter Pacific Growth Fund
Inc.   3335541 Morgan Stanley Dean Witter Prime
Income Trust    33367701
Morgan Stanley Dean Witter Quality Municipal
Income Trust 3346372
Morgan Stanley Dean Witter Quality Municipal
Investment Trust 33-43000
Morgan Stanley Dean Witter Quality Municipal
Securities  33 59284
Morgan Stanley Dean Witter Real Estate Fund       333-68077
Morgan Stanley Dean Witter S&P 500 Index Fund     333-29721
Morgan Stanley Dean Witter S&P 500 Select Fund    333-56609
Morgan Stanley Dean Witter Select Municipal
Reinvestment Fund 2-84376
Morgan Stanley Dean Witter Short-Term Bond Fund
33-50857 Morgan Stanley Dean Witter Short-Term
U.S. Treasury Trust 3341187
Morgan Stanley Dean Witter Small Cap Growth Fund
33-48765 Morgan Stanley Dean Witter Special Value
Fund
333-06935
Morgan Stanley Dean Witter Strategist Fund          33-23669




                           Commission Fund          File
Number

Morgan Stanley Dean Witter Tax-Exempt Securities
Trust   2 66268
Morgan Stanley Dean Witter Tax-Free Daily Income
Trust   2 67087
Morgan Stanley Dean Witter Tax-Managed Growth
Fund  33393935 Morgan Stanley Dean Witter Total
Market Index Fund 333-74337 Morgan Stanley Dean
Witter Total Return Trust 33-81012
Morgan Stanley Dean Witter U.S. Government Money
Market Trust 2-74980
Morgan Stanley Dean Witter U.S. Government
Securities Trust 286966
Morgan Stanley Dean Witter Utilities Fund           33-18983
Morgan Stanley Dean Witter Value Fund               333-
58643
Morgan Stanley Dean Witter Value-Added Market
Series  33
14629 Morgan Stanley Dean Witter World Wide
Income Trust  3326375 Morgan Stanley Dean Witter
Multi-State Municipal
Series Trust 33-37562
Morgan Stanley Dean Witter Select Dimensions
Investment Series 33-54047
Morgan Stanley Dean Witter Variable Investment
Series 282510 TCW/DW Term Trust 2000                33-64472
TCW/DW Term Trust 2002                            33-51482
TCW/DW Term Trust 2003                            33-57252


Very truly yours,



Pricewaterhous
eCoopers LLP